UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 9, 2011


                            LATITUDE SOLUTIONS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                    000-54194                41-2251802
-----------------------------   ----------------    ----------------------------
(State or other jurisdiction    (Commission File    (IRS Employer Identification
     of incorporation)               Number)                  Number)


           190 NW SPANISH RIVER BLVD., SUITE 101, BOCA RATON, FL 33431
         -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
         -------------------------------------------------------------
               Registrant's telephone number, including area code


         -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
--------------------------------------------------

On August 9, 2011, Latitude Solutions, Inc. ("the Company") received $3,000,000 in connection with the exercise of its Class A Warrant. The Warrant was exercised at $1.00 per share and the Company issued 3,000,000 shares of its restricted common stock.

EXEMPTION FROM REGISTRATION CLAIMED

ALL OF THE ABOVE SALES BY THE COMPANY OF ITS UNREGISTERED SECURITIES WERE MADE BY THE COMPANY IN RELIANCE UPON SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ALL OF THE INDIVIDUALS AND/OR ENTITIES THAT PURCHASED THE UNREGISTERED SECURITIES WERE KNOWN TO THE COMPANY AND ITS MANAGEMENT, THROUGH PRE-EXISTING BUSINESS RELATIONSHIPS. ALL PURCHASERS WERE PROVIDED ACCESS TO ALL MATERIAL INFORMATION, WHICH THEY REQUESTED, AND ALL INFORMATION NECESSARY TO VERIFY SUCH INFORMATION AND WERE AFFORDED ACCESS TO MANAGEMENT OF THE COMPANY IN CONNECTION WITH THEIR PURCHASES. ALL PURCHASERS OF THE UNREGISTERED SECURITIES ACQUIRED SUCH SECURITIES FOR INVESTMENT AND NOT WITH A VIEW TOWARD DISTRIBUTION, ACKNOWLEDGING SUCH INTENT TO THE COMPANY. ALL CERTIFICATES OR AGREEMENTS REPRESENTING SUCH SECURITIES THAT WERE ISSUED CONTAINED RESTRICTIVE LEGENDS, PROHIBITING FURTHER TRANSFER OF THE CERTIFICATES OR AGREEMENTS REPRESENTING SUCH SECURITIES, WITHOUT SUCH SECURITIES EITHER BEING FIRST REGISTERED OR OTHERWISE EXEMPT FROM REGISTRATION IN ANY FURTHER RESALE OR DISPOSITION.


                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
--------------------------------------------------------------------------------

APPOINTMENT OF CHIEF OPERATING OFFICER

On August 17, 2011, the Board of Directors appointed Mr. V. Ray Harlow, age 58, as the Company's Chief Operating Officer.

Mr. Harlow, since 2007, has served as the Chief Executive Officer and Managing Member of Palm Acquisition Partners, LLC, a Fort Lauderdale-based company which is in the business of acquiring underperforming stripper oil operations. Mr. Harlow served as a Director of Red Mountain Resources, Inc. from February 2, 2011 through June 15, 2011. Mr. Harlow served as the Chief Executive Officer and as a Director of Maverick Oil and Gas, Inc. from March 2005 until August 2006. From August 2003 until March 2005, Mr. Harlow was Chief Executive Officer and Managing Member of Hurricane Energy, LLC. From August 1987 until October 1997, he was with Sun Company, Inc. (Sunoco), where he served as Chairman and Managing Director of Sun International Oil Company from 1991 to 1997. Prior to his tenure at Sunoco, Mr. Harlow held executive management positions with Arco, Amoco and Transcontinental Oil.

Mr. Harlow also serves as the Chief Executive Officer of Latitude Energy Services, LLC, since February 2011, a subsidiary of the Company.

Mr. Harlow received a Bachelor of Science Degree in Geology and Chemistry from Abilene Christian University.

Mr. Harlow will receive compensation in the form of cash and equity. The terms and amounts of such compensation are being finalized.


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                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
-----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On August 17, 2011, the Company made a press release announcing the appointment of Mr. Harlow as the Company's Chief Operating Officer. The text of the press release is attached hereto as Exhibit 99.1.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                     DESCRIPTION
     -----------        ------------------------------------
        99.1            Press Release, dated August 17, 2011



















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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      LATITUDE SOLUTIONS, INC.


                                      By: /s/ Harvey Kaye
                                         ---------------------------------------
                                         Harvey Kaye, Chief Executive Officer


                                      Date:  August 17, 2011
































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